                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section240.14a-12

                               AMPEX CORPORATION
                   ------------------------------------------

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
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     4)  Date Filed:
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
                               AMPEX CORPORATION

                               AMPEX CORPORATION
                                  500 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063

                                                                   April 9, 1998

To Our Stockholders:

    You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Ampex Corporation, to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California on Friday, May 15, 1998 at 9:00 a.m.

    The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 1998 Annual Meeting of Stockholders and Proxy Statement. A proxy, as well as a copy of the Company's 1997 Annual Report, are included along with the Proxy Statement. These materials are being sent to stockholders on or around April 9, 1998.

    It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                                  [SIG]

                                          Edward J. Bramson
                                          Chairman

                               AMPEX CORPORATION
                                  500 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

    To Our Stockholders:

    NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Ampex Corporation (the "Company") will be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California on Friday, May 15, 1998 at 9:00 a.m. for the following purposes:

    1. To elect two Class I directors to serve until the 2001 Annual Meeting of Stockholders and until their successors have been elected and qualified or until their earlier resignation, removal for cause or death. The Board of Directors has nominated Edward J. Bramson and William A. Stoltzfus, Jr. for election as Class I directors.

    2. To vote on a proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the current fiscal year.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on March 31, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                                  [SIG]
                                          Edward J. Bramson
                                          CHAIRMAN

REDWOOD CITY, CALIFORNIA
APRIL 9, 1998

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               AMPEX CORPORATION
                                PROXY STATEMENT
                                 APRIL 9, 1998

    The accompanying proxy is solicited on behalf of the Board of Directors of Ampex Corporation, a Delaware corporation ("Ampex" or the "Company"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California, on Friday, May 15, 1998 at 9:00 a.m. (the "1998 Annual Meeting" or the "Meeting"). Only holders of record of the Company's Class A Common Stock, $0.01 par value per share (the "Class A Stock") at the close of business on March 31, 1998 will be entitled to vote. At the close of business on that date, the Company had 46,056,047 shares of Class A Stock outstanding and entitled to vote. A majority of the outstanding Class A Stock (23,028,024 shares) will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 9, 1998. An Annual Report containing all information specified by Rule 14a-3 of the rules of the Securities and Exchange Commission (the "SEC") was mailed to each stockholder concurrently with a copy of this Proxy Statement.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Voting Rights..............................................................................................           1
Solicitation and Revocability of Proxies...................................................................           2
Company Background.........................................................................................           2
Proposal No. 1
        Election of Class I Directors......................................................................           2
Proposal No. 2
        Ratification of Selection of Coopers & Lybrand L.L.P. as Independent Public Accountants for the
       Current Fiscal Year.................................................................................           5
Security Ownership of Certain Beneficial Owners and Management.............................................           6
Compensation of Executive Officers.........................................................................           9
Report on Repricing of Options.............................................................................          13
Report of the Compensation Committee on Executive Compensation.............................................          16
Company Performance Graph..................................................................................          19
Certain Relationships and Related Transactions.............................................................          20
Stockholder Proposals for 1999 Annual Meeting..............................................................          20
Other Business.............................................................................................          20
Annual Report on Form 10-K.................................................................................          21

ENCLOSURE: AMPEX CORPORATION 1997 ANNUAL REPORT

                                 VOTING RIGHTS

    Holders of Class A Stock are entitled to one vote for each share held as of March 31, 1998 (the "Record Date"). Shares of Class A Stock may not be voted cumulatively for the election of directors. If the enclosed proxy is properly signed and returned, the shares represented thereby will be voted. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, they will be voted for the Company's nominees for election to the Board of Directors, and in favor of each of the other items set forth in the accompanying Notice of Meeting. The Company's transfer agent will tabulate all votes cast. Abstentions and broker non-votes will be counted for determining whether a quorum exists, but not for determining whether a proposal is approved. The effect of an abstention or broker non-vote will be the same as a vote against adoption of a proposal.

                    SOLICITATION AND REVOCABILITY OF PROXIES

    Proxies in the enclosed form are being solicited by the Company, and the expenses of soliciting such proxies will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, facsimile or in person. The Company does not currently expect that it will retain a proxy solicitation firm. Following the original mailing of the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders of the Company's Class A Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Class A Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

    Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the 1998 Annual Meeting, or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by: (i) a notice in writing delivered to the Company stating that the proxy is revoked; (ii) a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting; or (iii) attendance at the Meeting and voting in person.

                               COMPANY BACKGROUND

    Ampex is a leading innovator in the design and manufacture of high performance scanning recording devices and digital image processors. Its specialized recording products are used for the acquisition of data at high speeds under difficult conditions, such as those in aircraft, and for the storage of mass computer data, especially images. The Company's principal product groups are its mass data storage and instrumentation products and its professional video and other products. The Company has significant experience in digital image processing and has approximately 1,000 patents and patent applications in this field and in recording technology, from which it has derived significant licensing income. The Company's principal licensees are the manufacturers of consumer video products worldwide. References to "Ampex" or the "Company" include subsidiaries and predecessors of Ampex Corporation, unless the context indicates otherwise.

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS I DIRECTORS

BACKGROUND

    The number of directors comprising the Company's full Board of Directors is five, divided into three classes, designated Class I, Class II and Class III. The Class I directors (Edward J. Bramson and William A. Stoltzfus, Jr.) were elected at the 1995 Annual Meeting of Stockholders for three-year terms that will expire at the 1998 Annual Meeting of Stockholders. The Class II director (Douglas T. McClure, Jr.) was elected at the 1996 Annual Meeting of Stockholders for a three-year term that will expire at the 1999 Annual Meeting. The Class III directors (Craig L. McKibben and Peter Slusser) were elected at the 1997 Annual Meeting for three-year terms that will expire at the 2000 Annual Meeting. Class I directors elected at the 1998 Annual Meeting will serve for three-year terms. A director may not be removed from office before the expiration of his elected term except for cause, and only with the approval of the holders of at least 80% of the Company's voting stock.

    The Company's two current Class I directors, Mr. Bramson and Mr. Stoltzfus, have been nominated by the Board for reelection as the Class I directors. Following the 1998 Annual Meeting, the Company will have two Class I directors, one Class II director and two Class III directors constituting the full Board.

ELECTION OF CLASS I DIRECTORS

    At the 1998 Annual Meeting, stockholders will elect two Class I directors who will hold office until the 2001 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their earlier resignation, removal for cause or death. The directors will be elected by a plurality vote of the holders of Class A Stock represented and voting at the Meeting. Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Company's management, unless the proxy is marked in such a manner as to withhold authority to so vote. If a nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware that its nominees will be unable to, or for good cause will not, serve as directors.

DIRECTORS/NOMINEES

    Certain information concerning the Company's incumbent directors, as well as the nominees for election as Class I directors, is set forth below.

NAME OF DIRECTOR                                   AGE                  PRINCIPAL OCCUPATION               DIRECTOR SINCE
---------------------------------------------      ---      ---------------------------------------------  ---------------

CLASS I DIRECTORS/NOMINEES:

Edward J. Bramson(1)(2)(3)...................          47   Director, Chairman of the Board and Chief              1992
                                                            Executive Officer of the Company

William A. Stoltzfus, Jr.(2)(3)(4)...........          73   Retired Vice President, Chemical Bank                  1992

CLASS II DIRECTOR:

Douglas T. McClure, Jr.(2)(3)(4).............          45   Managing Director, The Private Merchant                1995
                                                            Banking Company

CLASS III DIRECTORS:

Craig L. McKibben(1).........................          47   Director, Vice President, Chief Financial              1992
                                                            Officer and Treasurer of the Company

Peter Slusser(2)(3)(4).......................          68   President and Chief Executive Officer,                 1992
                                                            Slusser Associates, Inc.

------------------------

(1) Member of Executive Committee

(2) Member of Audit Committee

(3) Member of Compensation Committee

(4) Member of Stock Incentive Plan Committee

CLASS I DIRECTORS/NOMINEES

    Edward J. Bramson, a Class I director and nominee for election, is Chairman of the Board and Chief Executive Officer of the Company. He has been an officer and director of the Company since 1987, and since January 1991 has been Chief Executive Officer of the Company. He is also Chairman and Chief Executive Officer of Sherborne Holdings Incorporated, Sherborne & Company Incorporated and Sherborne Investments Corporation, a limited partner of Newhill Partners, L.P. and the managing member of SH Securities Co., L.L.C. These entities, which are private investment holding companies, may be deemed to be affiliates of the Company. Mr. Bramson is also a director of Hillside Capital Incorporated, a private industrial holding company with which he has been associated since 1976. From 1987 until December 1994, Mr. Bramson was a director and executive officer of NH Holding Incorporated ("NHI"), the Company's former parent. See "Relationship With NH Holding Incorporated," below.

    William A. Stoltzfus, Jr., a Class I director and nominee for election, has been a director of the Company since September 1992. Mr. Stoltzfus was a Vice President of Chemical Bank from 1984 through his retirement in 1992, where he was responsible for marketing the bank's products in the Middle East. From 1972 to 1976, Mr. Stoltzfus was the U.S. Ambassador to Kuwait.

CLASS II DIRECTOR

    Douglas T. McClure, Jr. has been a director of the Company since February 1995. Mr. McClure is a Managing Director of The Private Merchant Banking Company, a position he has held since February 1996. From 1992 to 1994, he was a Managing Director of New Street Capital Corporation, a merchant banking firm, and from 1987 to 1992, he was a Managing Director of Drexel Burnham Lambert Incorporated. Mr. McClure also serves on the Board of Directors of WestPoint Stevens, a textile manufacturer.

CLASS III DIRECTORS

    Craig L. McKibben is Vice President, Chief Financial Officer and Treasurer of the Company. Mr. McKibben has been an officer and a director of the Company since 1989. From 1983 to 1989, he was a partner at the firm of Coopers & Lybrand L.L.P., independent public accountants. He is also Vice President and a director of Sherborne Holdings Incorporated and of Sherborne & Company Incorporated. Since 1989, Mr. McKibben has been a director and executive officer of NHI. See "Relationship With NH Holding Incorporated," below.

    Peter Slusser has been a director of the Company since March 1992. Since July 1988, Mr. Slusser has been the President and Chief Executive Officer of Slusser Associates, Inc., a private investment banking company, and the President and Chief Executive Officer of GBH Investments, Inc., a private investment company. From December 1975 to March 1988 he was Managing Director and Head of Mergers and Acquisitions for PaineWebber Incorporated. Mr. Slusser is currently a director of Tyco International Ltd., a global manufacturer, installer and distributor of a wide range of products and systems, and of Sparton Corporation, an undersea defense products and electronics contract manufacturer. He is also a director of Sherborne Holdings Incorporated.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EDWARD J. BRAMSON AND WILLIAM A. STOLTZFUS, JR. AS CLASS I DIRECTORS.

BOARD AND COMMITTEE MEETINGS

    During the year ended December 31, 1997, the Board of Directors met eight times. Each director who served on the Board during 1997 attended all Board meetings and meetings of Board committees on which he served, during the periods that he served, except as indicated below.

    Standing committees of the Board include an Executive Committee, an Audit Committee, a Compensation Committee and a Stock Incentive Plan Committee. The Board does not have a nominating committee or a committee performing a similar function.

    Messrs. Bramson and McKibben are currently members of the Executive Committee. The Executive Committee generally is authorized to exercise all power and authority of the Board to the extent permitted by Delaware law, except for amending the Company's Certificate of Incorporation or Bylaws, issuing stock or taking certain actions relating to a corporate merger, consolidation or dissolution. The Executive Committee did not meet during fiscal 1997.

    Messrs. Bramson, McClure, Slusser and Stoltzfus are currently the members of the Audit Committee. The Audit Committee is authorized to recommend independent auditors for the Company, to inquire into and make recommendations to the Board concerning the scope of the audit and to review any recommendations made by such auditors to the Board. The Audit Committee met twice during fiscal 1997. Mr. Slusser did not participate in one of such meetings.

    Messrs. Bramson, McClure, Slusser and Stoltzfus are currently the members of the Compensation Committee. The Compensation Committee determines salaries and other compensation for the Company's executive officers (except for compensation under the 1992 Stock Incentive Plan, which is determined by the Stock Incentive Plan Committee), with Mr. Bramson abstaining from decisions with respect to his own compensation. The Compensation Committee met twice during fiscal 1997. Mr. Slusser did not participate in one of such meetings.

    Messrs. McClure, Slusser and Stoltzfus are currently the members of the Stock Incentive Plan Committee. The function of the Stock Incentive Plan Committee is to administer the Company's 1992 Stock Incentive Plan and any successor or additional stock incentive plans. The Stock Incentive Plan Committee met six times during fiscal 1997.

DIRECTORS' COMPENSATION

    Directors who are officers of the Company receive no additional compensation for serving on the Board of Directors or any Board committee. For 1997, the Company paid a quarterly retainer to unaffiliated directors of $5,000 each for service on the Board and Board committees. The Company also granted, to each non-employee director, nonqualified options to acquire 5,000 shares of Class A Stock, at an option price of $5.75 per share. Such options vest, in full, at the Company's 1998 Annual Meeting and expire 15 months after vesting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    Mr. Bramson, the Company's Chairman and Chief Executive Officer, serves on the Compensation Committee of the Company's Board of Directors, but does not participate in decisions of the Compensation Committee with respect to his own compensation. During fiscal 1997, Mr. McKibben was an executive officer of the Company and a director of Sherborne Holdings Incorporated ("SHI") and Sherborne & Company Incorporated ("SCI"), each of which, during 1997, had an executive officer (Mr. Bramson) who served as a director of the Company and on its Compensation Committee. In addition, during fiscal 1997, Mr. Bramson was an executive officer of the Company, a director of SHI, SCI and Sherborne Investments Corporation, and the managing member of SH Securities Co., LLC. During 1997, each of these entities had an executive officer (Mr. McKibben) who served as a director of the Company. See "Certain Relationships and Related Transactions."

RELATIONSHIP WITH NH HOLDING INCORPORATED

    From its incorporation until December 28, 1994, the Company was a subsidiary of NHI. Messrs. Bramson, McKibben and Slusser were the directors of NHI, and Messrs. Bramson and McKibben were executive officers of NHI. On December 28, 1994 (the "Consummation Date"), the United States Bankruptcy Court for the District of Delaware confirmed a plan of reorganization for NHI (the "NHI Plan"), pursuant to which all of the assets of NHI (including 16,000,000 shares of Class A Stock of the Company) were distributed to NHI's former creditors. Since the Consummation Date, Mr. McKibben has been serving as the sole officer and director of NHI and the disbursing agent under the NHI Plan.

                                 PROPOSAL NO. 2

            RATIFICATION OF SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR

    The Company has selected Coopers & Lybrand L.L.P. ("Coopers") as its principal independent accountants to perform the audit of the Company's financial statements for fiscal 1998 and the stockholders are being asked to ratify such selection. Coopers has audited the financial statements of the Company and its predecessors since 1987. Representatives of Coopers will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the Company's outstanding shares of Class A Stock represented and voting at the Meeting is required for approval of this Proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

GENERAL

    As of the date of this Proxy Statement, the Company's authorized capital stock consists of Class A Stock; Class C Common Stock, par value $0.01 per share (the "Class C Stock"); and Preferred Stock, par value $1.00 per share (the "Preferred Stock"). The Class A Stock and Class C Stock are sometimes collectively called the "Common Stock." On the Record Date, there were 46,056,047 shares of Class A Stock outstanding and no shares of Class C Stock outstanding. The holders of Class A Stock are entitled to elect all members of the Board. The holders of Class C Stock are not entitled to any voting rights, except as required by law. Shares of Class C Stock are convertible into Class A Stock under certain circumstances. The Company's authorized Preferred Stock includes a series designated as 8% Noncumulative Preferred Stock (the "Noncumulative Preferred Stock"). Shares of Noncumulative Preferred Stock are not convertible into Common Stock. The holders of Noncumulative Preferred Stock are not entitled to any voting rights, except as required by law and in the specific circumstances set forth in the Certificate of Designations, Preferences and Rights governing the Noncumulative Preferred Stock.

    As of the Record Date, there were 821 record holders of Class A Stock (reflecting approximately 21,230 beneficial owners), no record holders of Class C Stock, and 16 record holders of Noncumulative Preferred Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities by each person known by the Company to be the beneficial owner of more than 5% of the Company's voting securities as of the Record Date. Class C Stock and Noncumulative Preferred Stock are nonvoting and are not reflected in the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. However, as indicated by the notes following the table, certain shares are deemed to be beneficially owned by more than one person or entity as a result of attribution of ownership among affiliated persons and entities.

                                                                                          AMOUNT AND
                                                                                           NATURE OF
                                                         NAME AND ADDRESS OF              BENEFICIAL    PERCENTAGE
TITLE OF CLASS                                            BENEFICIAL OWNER                 OWNERSHIP     OF CLASS
-------------------------------------------  -------------------------------------------  -----------  -------------
Class A Stock, $0.01 par value.............  Edward J. Bramson(1)                          8,310,091          18.0%
                                             Craig L. McKibben(2)                          3,050,136           6.6%
                                             Ampex Retirement Master Trust(3)              2,407,480           5.2%

------------------------

(1) Edward J. Bramson is Chairman of the Board and Chief Executive Officer of the Company. His address is 590 Madison Avenue, 21st Floor, New York, New York 10022. Mr. Bramson has stated, in certain filings with the Securities and Exchange Commission pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that he disclaims, or does not admit, beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. Bramson is the controlling stockholder of Sherborne Investments Corporation ("SIC"), controls SH Securities Co., LLC, a limited liability company ("SHLLC"), and serves as co-administrator of the Ampex Retirement Master Trust (the "Ampex Trust") (see Note 3 below). Mr. Bramson is also the controlling stockholder of Sherborne & Company Incorporated ("SCI"). SCI is the general partner of a partnership that controls the voting stock of Sherborne Holdings Incorporated ("SHI"). Accordingly, Mr. Bramson may be deemed to own beneficially all shares of Class A Stock beneficially owned, directly or indirectly, by SIC, SHLLC, the Ampex Trust, SCI and SHI. However, Mr. Bramson has no pecuniary interest in the shares held by the Ampex Trust, and has stated in filings with the Securities and Exchange Commission under

    Section 13(d) of the Exchange Act that he expressly disclaims any beneficial interest in such shares. The number of shares of Class A Stock shown in the table as beneficially owned by Mr. Bramson includes the following: 2,759,910 shares owned by Mr. Bramson directly (of which up to 200,000 shares are subject to repurchase by the Company if Mr. Bramson voluntarily resigns or is terminated for cause (collectively, "ceases to be employed") prior to certain dates occurring on or before February 18, 1999, and up to 100,000 shares are subject to repurchase if he ceases to be employed prior to certain dates occurring on or before February 18, 2000); 2,500 shares subject to outstanding vested options held by Mr. Bramson under the Company's 1992 Stock Incentive Plan; 1,450,000 shares beneficially owned by SIC; 400,000 shares beneficially owned by SHLLC (of which 200,000 shares are subject to repurchase by the Company if Mr. Bramson ceases to be employed before October 23, 1998; and 100,000 shares are subject to repurchase if Mr. Bramson ceases to be employed before October 23, 1999); 2,407,480 shares reported in the table as beneficially owned by the Ampex Trust; 376,979 shares beneficially owned by SCI; 693,566 shares beneficially owned by SHI and a subsidiary of SHI (of which 150,000 shares are subject to an option granted by SHI to Craig L. McKibben); and 219,656 shares beneficially owned by Craig L. McKibben (see Note 2), with respect to which SHI holds a proxy. Of the total shares reported as beneficially owned, Mr. Bramson shares voting power with respect to 219,656 shares and shares investment power with respect to 2,407,480 shares.

(2) Craig L. McKibben is a director and executive officer of the Company. His address is 590 Madison Avenue, 21st Floor, New York, New York 10022. Mr. McKibben has stated, in certain filings with the Securities and Exchange Commission pursuant to Sections 13(d) and 16(a) of the Exchange Act, that he disclaims, or does not admit, beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. McKibben serves as co-administrator of the Ampex Trust (see Note 3 below) and, accordingly, Mr. McKibben may be deemed to beneficially own all shares of Common Stock beneficially owned by such trust. However, he has no pecuniary interest in the shares held by the Ampex Trust and has stated in filings with the Securities and Exchange Commission under Section 13(d) of the Exchange Act that he expressly disclaims any beneficial interest in such shares. The number of shares of Class A Stock shown in the table as beneficially owned by Mr. McKibben includes the following: 219,656 shares owned by Mr. McKibben directly; 273,000 shares subject to outstanding options held by Mr. McKibben under the Company's 1992 Stock Incentive Plan (of which 208,000 such options are currently exercisable or will become exercisable within 60 days of the Record Date); 150,000 shares subject to outstanding options granted to Mr. McKibben by SHI; and 2,407,480 shares reported in the table as beneficially owned by the Ampex Trust. Of the total shares reported as beneficially owned, Mr. McKibben shares voting power with respect to 219,656 shares and shares investment power with respect to 2,407,480 shares.

(3) The Ampex Retirement Master Trust (the "Ampex Trust") is a pension trust holding assets for the Ampex Corporation Employees' Retirement Plan and the Quantegy Media Corporation (formerly Ampex Media Corporation) Retirement Plan. Its address is c/o State Street Bank and Trust Company, Master Trust Services, W5A, One Enterprise Drive, North Quincy, Massachusetts 02171. Investment power with respect to all shares shown in the table is shared by Mr. Bramson and Mr. McKibben. See Notes 1 and 2 above.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information as to each class of outstanding equity securities of the Company beneficially owned as of the Record Date by: (i) each director and nominee; (ii) the Company's Chief Executive Officer and the other four most highly compensated executive officers who were officers as of December 31, 1997; and (iii) all current directors and executive officers as a group. No executive officer or director of the Company owns securities of any parent or subsidiary of the Company (other than directors' qualifying shares), except as indicated in the footnotes to the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares. An asterisk denotes beneficial ownership of less than 1% of the class of securities indicated.

                                                                                          AMOUNT AND
                                                                                           NATURE OF
                                                         NAME AND ADDRESS OF              BENEFICIAL    PERCENTAGE
TITLE OF CLASS                                            BENEFICIAL OWNER                 OWNERSHIP     OF CLASS
-------------------------------------------  -------------------------------------------  -----------  -------------
Class A Stock, $0.01 par value.............  Edward J. Bramson(1)                          8,310,091          18.0%
                                             Craig L. McKibben(2)                          3,050,136           6.6%
                                             Douglas T. McClure, Jr.(3)                       22,500         *
                                             Peter Slusser(3)                                 12,500         *
                                             William A. Stoltzfus, Jr.(3)                     13,500         *
                                             Robert L. Atchison(4)                           301,000         *
                                             Richard J. Jacquet(5)                           131,000         *
                                             Joel D. Talcott(6)                              173,000         *
                                             All current directors and executive
                                             officers as a group(7)                        9,161,591          19.5%
Noncumulative Preferred Stock, $1.00 par
  value....................................  Edward J. Bramson(1)                              2,618           3.7%
                                             Craig L. McKibben(2)                              2,618           3.7%
                                             All current directors and executive
                                             officers as a group........................       2,618           3.7%

------------------------

(1) See Note 1 under the "Security Ownership of Certain Beneficial Owners" table above. The shares of Noncumulative Preferred Stock reported in this table are held by the Ampex Trust. Mr. Bramson serves as co-administrator of this trust.

(2) See Note 2 under the "Security Ownership of Certain Beneficial Owners" table above. The shares of Noncumulative Preferred Stock reported in this table are held by the Ampex Trust. Mr. McKibben serves as co-administrator of this trust.

(3) Includes 10,000 shares subject to outstanding options that are currently exercisable or will become exercisable within 60 days of the Record Date.

(4) Represents 301,000 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, of which 220,400 such options are currently exercisable or will become exercisable within 60 days of the Record Date.

(5) Includes 127,000 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, of which 93,400 such options are currently exercisable or will become exercisable within 60 days of the Record Date.

(6) Includes 164,500 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, of which 126,025 such options are currently exercisable or will become exercisable within 60 days of the Record Date.

(7) Includes an aggregate of 898,000 shares subject to outstanding options, of which 680,325 such options are currently exercisable or will become exercisable within 60 days of the Record Date. Shares that are deemed beneficially owned by both Mr. Bramson and Mr. McKibben are counted only once in the total shares reported. See Notes 1 and 2 above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and certain stockholders owning more than 10% of any class of the Company's equity securities

("10% Stockholders") to file reports with the SEC indicating their ownership of securities of the Company and any changes in such ownership. Executive officers, directors and 10% Stockholders are required to provide copies of these reports to the Company. Based on a review of copies of all such reports filed with respect to fiscal 1997 and furnished to the Company, as well as certain written representations provided to the Company by executive officers, directors and certain 10% Stockholders, all such reports required to be filed with respect to fiscal 1997 have been filed in a timely manner.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

    The following table summarizes the compensation earned by or paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers during 1997 who were officers as of December 31, 1997 (collectively, the "Named Executives") for their services to the Company and its subsidiaries during fiscal 1995, 1996 and 1997. The Company does not have employment contracts with any of the Named Executives. See "Termination of Employment and Change-in-Control Arrangements," below.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM COMPENSATION
                                                                               --------------------------------------------------
                                                  ANNUAL COMPENSATION                   AWARDS              PAYOUTS
                                            --------------------------------   -------------------------   ----------

                                                                                                              LONG
                                                                    OTHER                    SECURITIES       TERM      ALL OTHER
                                                                    ANNUAL     RESTRICTED    UNDERLYING    INCENTIVE     COMPEN-
NAME AND                                                 BONUS     COMPEN-        STOCK       OPTIONS/        PLAN       SATION
  PRINCIPAL POSITION                  YEAR  SALARY($)     ($)     SATION($)      AWARDS      SARS(#)(1)    PAYOUTS($)    ($)(2)
------------------------------------  ----  ---------   --------  ----------   -----------   -----------   ----------   ---------
Edward J. Bramson,                    1997  $ 155,008   $      0      $0            0                0         $0        $    0
  Chairman and Chief Executive        1996    160,008          0       0            0                0          0             0
  Officer(3)                          1995    167,505          0       0            0                0          0             0

Robert L. Atchison,                   1997    178,500    140,000       0            0           90,000          0         4,000
  Vice President                      1996    177,683    165,000       0            0           40,000          0         4,000
                                      1995    170,000    160,000       0            0           52,000          0         4,000

Richard J. Jacquet,                   1997    157,500     75,000       0            0           37,500          0         4,000
  Vice President                      1996    156,779     75,000       0            0           22,500          0         4,000
                                      1995    150,000     75,000       0            0           12,000          0         4,000

Craig L. McKibben,                    1997    170,004     75,000       0            0          105,000          0             0
  Vice President, Treasurer and       1996    170,004    100,000       0            0           25,000          0             0
  Chief Financial Officer(4)          1995    170,004    100,000       0            0          104,000          0             0

Joel D. Talcott,                      1997    155,160     49,213       0            0           22,500          0         4,000
  Vice President and Secretary        1996    154,183     87,801       0            0           67,500          0         4,000
                                      1995    145,000     90,553       0            0           12,000          0         4,000

------------------------

(1) On October 28, 1997, the Stock Incentive Plan Committee of the Board of Directors authorized the Company to allow the holders of certain "out of the money" stock options to voluntarily cancel these options in exchange for an equivalent number of new options with an exercise price of $3.125 (the fair market value of the Company's Class A Stock on October 28, 1997), but with different vesting and expiration schedules. Accordingly, of the 90,000 options granted to Mr. Atchison in 1997, 65,000 were granted in exchange for the cancellation of the same number of options; of the 37,500 options granted to Mr. Jacquet in 1997, 30,000 were granted in exchange for the cancellation of the same number of options; of the 105,000 options granted to Mr. McKibben in 1997, 65,000 were granted in exchange for the cancellation of the same number of options; and of the 22,500 options granted to Mr. Talcott in 1997, 12,500 options were granted in exchange for the cancellation of the same number of options. See "Report on Repricing of Options" and the Ten-Year Option/SAR Repricings table, below.

(2) All amounts disclosed under "All Other Compensation" consist of matching Company contributions under the Ampex Savings Plan, which is an employee-contributory savings incentive plan intended to qualify under
    Section 401(k) of the Internal Revenue Code.

(3) During the first five months of 1995, Mr. Bramson received no salary payments directly from the Company. Salary payments during this period were made by the Company to Lanesborough Corporation, in lieu of salary payments to Mr. Bramson for his services to the Company and its subsidiaries. Since June 1995, Mr. Bramson's salary has been paid to him directly by the Company. Mr. Bramson's salary for 1995, 1996 and 1997 reflects a voluntary reduction of $7,500, $15,000 and $20,000, respectively, in order to make funds available for 1995, 1996 and 1997 bonuses to other employees.

(4) During the first five months of 1995, Mr. McKibben received no salary payments directly from the Company. Salary payments during this period were made by the Company to Lanesborough Corporation, in lieu of salary payments to Mr. McKibben for his services to the Company and its subsidiaries. Since June 1995, Mr. McKibben's salary has been paid to him directly by the Company.

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    Each Named Executive except Mr. Bramson is party to an Employment Security Letter pursuant to which he is entitled to continuation of salary, average bonus and medical and insurance benefits for 24 months following a "change in control" of the Company (as defined in the Employment Security Letter) in which he is terminated, his compensation and benefits are reduced to less than 90% of then-current compensation and benefits or he is relocated to a work location more than 50 miles from his current work location. Such benefits are subject to deferral or reduction as necessary to avoid excise tax under Section 4999 of the Internal Revenue Code and to ensure deductibility under Section 280G of the Internal Revenue Code, and will cease if the Named Executive accepts employment with a company engaged in business similar to the Company's business.

OPTION/SAR GRANTS

    The following table describes the options to purchase shares of the Company's Class A Stock granted to the Company's Named Executives during fiscal 1997 and the potential value of such options at the end of their terms, assuming certain levels of stock price appreciation.

                        OPTION/SAR GRANTS IN FISCAL 1997

                                                                                                                      POTENTIAL
                                                                                                                   REALIZABLE VALUE
                                                                        INDIVIDUAL GRANTS(1)                              AT
                                                      ---------------------------------------------------------     ASSUMED ANNUAL
                                                      NUMBER OF           % OF TOTAL                                RATES OF STOCK
                                                      SECURITIES           OPTIONS/                                     PRICE
                                                      UNDERLYING             SARS                                    APPRECIATION
                                                       OPTIONS/           GRANTED TO     EXERCISE                     FOR OPTION
                                                         SARS             EMPLOYEES       OR BASE                     TERM(1)(2)
                                                       GRANTED            IN FISCAL        PRICE     EXPIRATION   ------------------
NAME                                                     (#)               YEAR(3)       ($/SHARE)      DATE       5% ($)   10% ($)
----------------------------------------------------  ----------        --------------   ---------   ----------   --------  --------
Edward J. Bramson...................................           0            n/a                n/a         n/a         n/a       n/a

Robert L. Atchison..................................      25,000(5)        2.58%          $ 5.8750     9/30/03    $ 52,387  $119,650
                                                          25,000(6)        2.58%            3.1250     1/28/04      27,865    63,643
                                                          40,000(6)        4.12%            3.1250     1/28/04      44,585   101,829
                                                      ----------          -----
                                                          90,000           9.28%

Richard J. Jacquet..................................       7,500(4)        0.77%            4.8750    10/18/01       5,811    12,353
                                                          10,000(4)&(6)    1.03%            3.1250     1/28/02       4,967    10,560
                                                          12,500(6)        1.29%            3.1250     1/28/04      13,933    31,822
                                                           7,500(4)&(6)    0.77%            3.1250     1/28/02       3,725     7,919
                                                      ----------          -----                                   --------  --------
                                                          37,500           3.87%                                    28,436    62,654

Craig L. McKibben...................................      15,000(4)        1.55%            4.8750    10/18/01      11,623    24,708
                                                          25,000(7)        2.58%            4.8750    10/18/03      43,470    99,284
                                                          15,000(4)&(6)    1.55%            3.1250     1/28/02       7,450    15,839
                                                          25,000(6)        2.58%            3.1250     1/28/04      27,865    63,643
                                                          25,000(6)        2.58%            3.1250     1/28/04      27,865    63,643
                                                      ----------          -----                                   --------  --------
                                                         105,000          10.82%                                   118,274   267,117

Joel D. Talcott.....................................      10,000(4)        1.03%            5.8750     9/30/01       9,339    19,853
                                                          12,500(6)        1.29%            3.1250     1/28/04      13,933    31,822
                                                      ----------          -----                                   --------  --------
                                                          22,500           2.32%                                    23,272    51,675

------------------------

(1) All options are nonqualified stock options granted pursuant to the Company's 1992 Stock Incentive Plan. Upon exercise, the Company may elect to pay cash to the holder for all or part of his options, rather than issuing shares of Class A Stock. All options were granted with an exercise price greater than or equal to the fair market value on the date of grant.

(2) Potential realizable values reflect the difference between the option exercise price on the date of grant and the fair market value of the Company's Class A Stock at the end of the option term, assuming 5% and 10% compounded annual appreciation of the stock price from the date of grant until the expiration of the option. The 5% and 10% appreciation rates are assumed pursuant to rules promulgated by the SEC and do not reflect actual historical or projected rates of appreciation of the Class A Stock. Assuming such appreciation:

       (i) on September 30, 2003, the per share value would be $2.09 at 5% or $4.79 at 10% (based on a fair market value of $5.875 on June 30, 1997, which is the grant date for the options described in Note 5);

       (ii) on January 28, 2004, the per share value would be $1.11 at 5% or $2.55 at 10% (based on a fair market value of $3.125 per share on October 28, 1997, which is the grant date for the options described in Note 6);

       (iii) on October 18, 2001, the per share value would be $0.77 at 5% or $1.65 at 10% (based on a fair market value of $4.875 per share on July 18, 1997, which is the grant date for the options described in
           Note 4);

       (iv) on January 28, 2002, the per share value would be $0.50 at 5% or $1.06 at 10% (based on a fair market value of $3.125 per share on October 28, 1997, which is the grant date for the options described in Note 4);

       (v) on October 18, 2003, the per share value would be $1.74 at 5% or $3.97 at 10% (based on a fair market value of $4.875 on July 18, 1997, which is the grant date for the options described in Note 7); and

       (vi) on September 30, 2001 the per share value would be $0.93 at 5% or $1.99 at 10% (based on a fair market value of $5.875 on June 30, 1997, which is the grant date for the options described in Note 4).

    The foregoing values do not reflect appreciation actually realized by the Named Executives. See "Option/SAR Exercises and Values," below.

(3) For purposes of calculating these percentages, the total options granted to all employees in fiscal 1997 was 970,000.

(4) These options become exercisable as to 34% of the shares on July 18, 1998 and as to an additional 8.25% each quarter thereafter until July 18, 2000.

(5) These options become exercisable on June 30, 2002 and expire on September 30, 2003.

(6) On October 28, 1997, the Stock Incentive Plan Committee authorized the holders of certain "out of the money" options to surrender those options for cancellation in exchange for new options exercisable at $3.125 per share, which was the fair market value per share of Class A Stock on October 28, 1997. Each such new option is exercisable for the same number of shares as the canceled option for which it was exchanged and generally follows the same type of vesting and expiration schedules, but the vesting and expiration schedules begin again on the new grant date. The Ten-Year Option/SAR Repricings table included below lists each option granted to a Named Executive pursuant to the exchange program.

(7) These options become exercisable on July 18, 2002, and expire on October 18, 2003.

OPTION/SAR EXERCISES AND VALUES

    The following table provides certain information concerning the exercise of stock options during 1997 and the value of unexercised options to purchase shares of the Company's Class A Stock held by the Company's Named Executives as of December 31, 1997.

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1997 AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                                            NUMBER OF                      VALUE OF
                                                                      SECURITIES UNDERLYING               UNEXERCISED
                                                                           UNEXERCISED                   IN-THE-MONEY
                                                                         OPTIONS/SARS AT                OPTIONS/SARS AT
                                     SHARES                              FISCAL YEAR END              FISCAL YEAR END(1)
                                   ACQUIRED ON          VALUE       --------------------------  -------------------------------
NAME                              EXERCISE (#)      REALIZED ($)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE     UNEXERCISABLE
------------------------------  -----------------  ---------------  -----------  -------------  ------------  -----------------

Edward J. Bramson.............              0               n/a          2,500             0    $   7,344         $       0

Robert L. Atchison............              0               n/a        220,400        80,600      121,875                 0

Richard J. Jacquet............              0               n/a         93,400        33,600       49,156.25              0

Craig L. McKibben.............              0               n/a        208,000        65,000       84,500                 0

Joel D. Talcott...............              0               n/a        121,075        43,425       41,031.25              0

------------------------

(1) The fair market value per share of Class A Stock on December 31, 1997 was $2.3125, based on the closing price on the American Stock Exchange (as reported by an on-line quotation service) on December 31, 1997, which was the last trading day of the year.

                         REPORT ON REPRICING OF OPTIONS

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY SUCH INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

    On October 28, 1997, the Stock Incentive Plan Committee of the Company's Board of Directors (the "Stock Committee") authorized an exchange program pursuant to which the Company offered to holders of certain "out-of-the-money" stock options issued under the Company's 1992 Stock Incentive Plan (the "Plan") the right to surrender those options for cancellation in exchange for new options exercisable at $3.125 per share, which was the fair value per share of Class A Stock on October 28, 1997. Each new option is exercisable for the same number of shares as the canceled option for which it was exchanged, and generally follows the same type of vesting and expiration schedules, but the vesting and expiration schedules begin on the new grant date. Out-of-the-money options held by members of the Stock Committee and certain employees who were involved in the Company's keepered media development program were not eligible to be exchanged in the exchange program. The Stock Committee believes that this exchange program was in the best interests of the Company and was necessary in order for the Plan to continue serving one of its primary purposes--to encourage key employees to remain with the Company and to contribute toward efforts to increase the value of the Company's Class A Stock. Prior to their cancellation pursuant to the exchange program, the out-of-the-money options had exercise prices ranging from $4.875 to $10.50, and therefore provided little incentive to employees.

                                          STOCK INCENTIVE PLAN COMMITTEE
                                          Douglas T. McClure, Jr.
                                          Peter Slusser
                                          William A. Stoltzfus, Jr.

    The table set forth below provides certain information concerning all adjustments to the exercise prices of outstanding stock options held by executive officers of the Company during the past 10 years.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                           NUMBER OF
                                                          SECURITIES                                               LENGTH OF
                                                          UNDERLYING                                                ORIGINAL
                                                           OPTIONS/    MARKET PRICE     EXERCISE                  OPTION TERM
                                                             SARS       OF STOCK AT       PRICE                   REMAINING AT
                                                           REPRICED       TIME OF      AT TIME OF        NEW        DATE OF
                                                              OR       REPRICING OR   REPRICING OR    EXERCISE    REPRICING OR
NAME                                             DATE       AMENDED      AMENDMENT      AMENDMENT       PRICE      AMENDMENT
---------------------------------------------  ---------  -----------  -------------  -------------  -----------  ------------
Robert L. Atchison,                             10/28/97      40,000     $   3.125      $   5.750     $   3.125     0.2 years
Vice President                                                25,000         3.125          5.875         3.125     5.9 years
                                                 4/25/94      40,000         2.375          6.000         2.375     8.2 years
                                                              18,000         2.375          4.750         2.375     9.1 years
                                                          -----------
                                                             123,000

Richard J. Jacquet,                             10/28/97      12,500         3.125          5.750         3.125     5.0 years
Vice President                                                10,000         3.125         10.500         3.125     1.4 years
                                                               7,500         3.125          4.875         3.125     2.0 years
                                                 4/25/94      18,000         2.375          6.000         2.375     8.2 years
                                                               6,500         2.375          4.750         2.375     9.1 years
                                                          -----------
                                                              54,500

Craig L. McKibben,                              10/28/97      25,000         3.125          5.750         3.125     5.0 years
Vice President and Treasurer                                  15,000         3.125          4.875         3.125     2.0 years
                                                              25,000         3.125          4.875         3.125     5.0 years
                                                 4/25/94      40,000         2.375          6.000         2.375     8.2 years
                                                              18,000         2.375          4.750         2.375     9.1 years
                                                          -----------
                                                             123,000

Joel D. Talcott,                                10/28/97      12,500         3.125          5.750         3.125     5.0 years
Vice President and Secretary                     4/25/94      18,000         2.375          6.000         2.375     8.2 years
                                                               6,500         2.375          4.750         2.375     9.1 years
                                                          -----------
                                                              37,000

PENSION PLAN

    The Company maintains an Employees' Retirement Plan for its employees (the "Retirement Plan"). The Retirement Plan is a defined benefit plan under which a participant's annual post-retirement pension benefit is generally determined by the employee's years of credited service as determined under the Retirement Plan ("Credited Service") and his or her average annual earnings during the highest 60 consecutive months of the last 120 consecutive months of service ("Final Average Annual Compensation"). Effective February 1, 1994 the accrual of additional benefits under the Retirement Plan was discontinued by providing that a participant's benefits will be determined on the basis of Credited Service and Final Average Annual Compensation accrued to the earlier of termination of employment or January 31, 1994. There are no employee contributions under the Retirement Plan. Under applicable Internal Revenue Code limits, the maximum annual benefit payable under the Retirement Plan, as of January 1, 1998, is $130,000, assuming that payments are made on a straight life or qualified joint and survivor basis, beginning at age 65.

    The following table describes the estimated annual benefits payable upon retirement under the Retirement Plan at specified compensation levels and for specified years of Credited Service. As indicated above, Final Average Annual Compensation and Years of Credited Service for each employee were frozen during 1994.

                               PENSION PLAN TABLE

    FINAL
   AVERAGE                        YEARS OF CREDITED SERVICE
   ANNUAL      ----------------------------------------------------------------
COMPENSATION      15         20         25         30         35         40
-------------  ---------  ---------  ---------  ---------  ---------  ---------
125,000....    $  25,200  $  33,500  $  41,900  $  50,300  $  58,700  $  67,100
150,000....       30,400     40,500     50,700     60,800     70,900     81,100
175,000....       35,700     47,500     59,400     71,300     83,200     95,100
200,000....       40,900     54,500     68,200     81,800     95,400    109,100
225,000....       44,900     59,900     74,900     89,900    104,900    119,800
250,000....       44,900     59,900     74,900     89,900    104,900    119,800
300,000....       44,900     59,900     74,900     89,900    104,900    119,800
400,000....       44,900     59,900     74,900     89,900    104,900    119,800
450,000....       44,900     59,900     74,900     89,900    104,900    119,800
500,000....       44,900     59,900     74,900     89,900    104,900    119,800

    A participant's annual pension payable as of normal retirement date will be equal to the following (subject to a minimum benefit level and to the freezing of benefits as described above): 1.1% of that portion of the Final Average Annual Compensation, up to the "Social Security Integration Amount" in effect for 1994, plus 1.4% of that portion of the Final Average Annual Compensation in excess of the Social Security Integration Amount, multiplied by the number of years of Credited Service. As a result of the benefit freeze, the Social Security Integration Amount, which is determined based on a participant's year of birth, has been frozen at the level that was applicable for each year of birth in 1994. The Social Security Integration Amount was $24,312 for a participant retiring in 1994 at age 65. For purposes of determining Final Average Annual Compensation, salary, overtime and sales commissions are included. For each of the Named Executives covered by the Retirement Plan, such compensation for fiscal 1993 is equal to the compensation disclosed in the "Salary" column in the Summary Compensation Table. Because of the freeze implemented in January 1994, compensation during 1994 or subsequent years will not be used to determine Final Average Annual Compensation for the Named Executives. The table above assumes that benefits are payable for life from normal retirement date (age 65) and are computed on a straight life basis. The benefits payable are not subject to any deduction for Social Security or other offset amounts.

    Since January 31, 1994, the Final Average Annual Compensation and the estimated years of Credited Service for each of the Named Executives have been as follows: Mr. Atchison--$138,524; 18 years 2 months; Mr. Jacquet--$117,987; 5 years 5 months; and Mr. Talcott--$130,706; 19 years 3 months. Mr. Bramson and Mr. McKibben are not participants in the Retirement Plan. In addition to the estimated benefits payable shown in the table above, Mr. Talcott is eligible to receive $15,140 per year upon retirement at normal retirement age under the terms of the Ampex Corporation Supplemental Retirement Income Plan, which was terminated as of December 31, 1987. No other Named Executives are eligible to participate in this plan.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

    Compensation for the Company's executive officers for fiscal 1997 was determined by the Compensation Committee of the Board of Directors (with Mr. Bramson abstaining from decisions with respect to his own compensation). The Compensation Committee (the "Committee") has provided the following report with respect to the compensation of executive officers for fiscal 1997.

OVERVIEW

    The Company believes that the compensation of all employees, including executive officers, must be sufficient to attract and retain highly qualified personnel and must align compensation with the Company's short-term and long-term business strategies and performance goals. In the case of executive officers, it must also provide meaningful incentives for measurably superior performance. To insure that its compensation practices remain competitive, the Company regularly compares its compensation policies with those of other similar companies.

    The Company's compensation philosophy for executive officers is to pay above-average total compensation when superior performance is achieved, both by the Company and the individual executive. In recent years, because of the Company's financial situation and its cash requirements, superior performance for the Company has been equated with achieving certain levels of sales, operating cash flow, profit and other indicators of financial performance. Superior performance by an individual is measured according to a variety of objective and subjective factors. Based on available data reviewed by the Company, the Company believes that the base salary of its chief executive officer is significantly below the median salary for comparable positions with other companies in the electronics and other technology industries. Aggregate base salaries for the Company's other executive officers as a group are slightly below average for comparable positions in other high-technology companies. If superior performance is achieved both by the Company and the individual, the base salary plus cash bonuses will compensate an executive at above-average levels. If the Company does not achieve financial targets and/or individual performance is not superior, total compensation will be at or below comparable average total compensation levels.

COMPONENTS OF EXECUTIVE COMPENSATION

    The Company provides several different types of compensation for its executive officers in order to achieve its goals of encouraging technological innovation, fostering teamwork and enhancing the loyalty of valuable employees. The Committee believes that the achievement of these goals will ultimately enhance stockholder value. The components of executive compensation are as follows:

    SALARY. The Committee establishes base salaries for its executive officers by reviewing salaries and annual bonuses for comparable positions with other companies. Salary increases are granted from time to time based on both individual performance and on the Company's ability to pay such increases.

    CASH INCENTIVE PLANS. In 1995, 1996 and 1997, the Company paid its executive officers cash bonuses under cash incentive plans based on the financial performance of the Company and on their individual performance.

    1992 STOCK INCENTIVE PLAN. The Company's 1992 Stock Incentive Plan (the "Plan") provides for the granting of stock options and stock appreciation rights with respect to the Company's Class A Stock to directors, executive officers and other employees and service providers. Grants under the Plan during 1997 to executive officers are described above in "Compensation of Executive Officers--Option/SAR Grants." The purpose of the Plan is to provide additional incentives for participants to maximize stockholder value. Through the Plan, the long-range interests of employees are aligned with the interests of the stockholders of the Company as these employees build an ownership interest in the Company. In fiscal 1996, the Plan was amended to conform to regulations adopted by the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). As so amended, the Plan provides that, except with respect to non-employee directors, all decisions with respect to officers and directors subject to Section 16 of the 1934 Act shall be made by a Committee that is composed solely of two or more non-employee directors. All decisions with regard to awards to any non-employee directors shall be made by the Company's Board of Directors, without the participation or vote of such non-employee director. During fiscal 1997, the Stock Incentive Plan Committee of the Board, which is composed solely of non-employee directors, made all decisions with respect to options for executive officers of the Company.

LIMITATION ON DEDUCTIBILITY OF CERTAIN COMPENSATION

    The Internal Revenue Code was amended in 1993 to add Section 162(m), which limits the deductibility, for income tax purposes, of certain executive compensation in excess of $1,000,000 for any individual Named Executive in a single tax year. Based on the current compensation of its Named Executives, the Company does not believe that Section 162(m) will have any impact on the Company in the near term. Accordingly, the Company has not yet established a general policy regarding potential changes in its compensation programs to address the possible impact of Section 162(m). However, during 1994 the 1992 Stock Incentive Plan was amended to minimize the effect of Section 162(m) on compensation under the Plan.

FISCAL 1997 COMPENSATION

    COMPENSATION OF CHIEF EXECUTIVE OFFICER; RELATIONSHIP TO COMPANY PERFORMANCE. For fiscal 1997, Edward J. Bramson, the Company's Chairman and Chief Executive Officer, received a salary of $155,000 for his services to the Company and its subsidiaries. The Compensation Committee had initially set his salary at $175,000 for 1997. However, Mr. Bramson offered to reduce his salary by $20,000 in order to make funds available for bonuses to other employees. As indicated above, the Committee believes that Mr. Bramson's base salary is significantly below the median salary for chief executive officers with other companies in the electronics and other technology industries.

    Mr. Bramson did not receive any options under the Plan during fiscal 1997. In October and November 1997, Mr. Bramson purchased a total of 325,000 shares of Class A Stock from the Company at prevailing market prices. Of these shares, 162,500 are subject to repurchase by the Company under certain circumstances. See "Certain Relationships and Related Transactions--Stock Purchases by Edward
J. Bramson," below. Mr. Bramson and his affiliates also own other shares of Class A Stock. See "Security Ownership of Certain Beneficial Owners and Management," above. The Committee believes that this stock ownership by Mr. Bramson and his affiliates creates a strong incentive for Mr. Bramson to remain with the Company, as well as aligning his interest with the interests of the stockholders of the Company by giving him an incentive to enhance the market value of the Company's Class A Stock.

    The value of Mr. Bramson's stock options (as well as the value of shares that he and his affiliates own) is directly related to the performance of the Company, as measured by the price of its Class A Stock. The salary component of Mr. Bramson's compensation for fiscal 1997 was a fixed amount and accordingly did not have any particular relationship to the Company's performance. However, the Committee believes that Mr. Bramson's contributions to the Company during 1997 amply justified his salary. During 1997, the Company's financial performance reflected significant improvements in earnings and liquidity. In the future, Mr. Bramson's compensation package may include eligibility for cash bonuses, the payment of which will be tied to both individual and Company performance.

    COMPENSATION OF OTHER EXECUTIVE OFFICERS. The compensation of other executive officers for fiscal 1997 was determined by the Compensation Committee in accordance with the general principles described above. Salary levels remained similar to fiscal 1996 levels, and were slightly below average for comparable positions with other high technology companies. For the reasons indicated below, the Committee concluded that cash bonuses for fiscal 1997 to all executive officers except Mr. Bramson were appropriate. The bonuses ranged in amount from $49,213 to $140,000, and totaled approximately $339,213 for the Company's five executive officers. Of this amount, approximately $149,213 was paid based on the accomplishment of specific objectives by individual officers, or the achievement of specific financial performance levels by the Company. A substantial portion of bonuses paid for 1997 was allocated to executives by Mr. Bramson in accordance with authority delegated to him by the Committee, and the remainder was approved by the Committee, in its discretion, after review of recommendations made by Mr. Bramson. In making the decision to pay discretionary bonuses for fiscal 1997, the Committee considered the significant improvement in the Company's financial performance in recent years, as well as the specific contributions to this improvement that were made by each officer in his particular area of responsibility.

    During 1997, the Stock Incentive Plan Committee granted options under the Plan to all executive officers except Mr. Bramson. The options granted to executive officers (excluding options granted pursuant to the exchange program described below) ranged from 7,500 shares to 40,000 shares and were based on recommendations developed by Mr. Bramson in conjunction with the Company's Human Resources Department. See "Option/SAR Grants in Fiscal 1997," above. In determining the size of option grant to recommend for each executive, the Company reviewed competitive compensation information from other companies in the high technology industry, as well as the officer's responsibilities and other compensation.

    On October 28, 1997, the Stock Incentive Plan Committee of the Company's Board of Directors authorized an exchange program pursuant to which holders of certain "out-of-the-money" stock options issued under the Company's 1992 Stock Incentive Plan (the "Plan") could elect to surrender those options for cancellation in exchange for new options exercisable at $3.125 per share, which was the fair value per share of the Class A Stock on October 28, 1997. Each new option is exercisable for the same number of shares as the canceled option for which it was exchanged, and generally follows the same type of vesting and expiration schedules, but the vesting and expiration schedules begin on the new grant date. Out-of-the-money options held by members of the Stock Incentive Plan Committee and certain employees who were involved in the Company's keepered media development program were not eligible to be exchanged in the exchange program. The Stock Incentive Plan Committee believed that this exchange program was in the best interests of the Company and was necessary in order for the Plan to continue serving one of its primary purposes--to encourage key employees to remain with the Company and to contribute toward efforts to increase the value of the Company's Class A Stock.

                                          COMPENSATION COMMITTEE
                                          Peter Slusser, Chairman
                                          Edward J. Bramson
                                          Douglas T. McClure,
                                          Jr. William A. Stoltzfus, Jr.

                           COMPANY PERFORMANCE GRAPH

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

    The following chart compares the stock price performance of the Company from December 31, 1992 through December 31, 1997 to that of the companies included in the S&P 500 Index and the companies included in the S&P High Technology Composite Index.

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG AMPEX CORPORATION,
             S&P 500 INDEX AND S&P HIGH TECHNOLOGY COMPOSITE INDEX
               FROM DECEMBER 31, 1992 THROUGH DECEMBER 31, 1997*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            AMPEX CORPORATION    S&P 500   S&P HIGH TECHNOLOGY COMPOSITE COMPANIES
Dec 31, 92             $100.00    $100.00                                  $100.00
Dec 31, 93               39.22     110.08                                   123.01
Dec 31, 94               16.67     111.53                                   143.37
Dec 31, 95               62.75     153.45                                   206.51
Dec 31, 96              147.06     188.68                                   292.98
Dec 31, 97               37.25     251.63                                   369.43

* Assumes $100 invested in Class A Stock, the S&P 500 Index and the S&P High Technology Composite Index on December 31, 1992. Data with respect to returns for the S&P indices is not readily available for periods shorter than one month. Total return is calculated for the S&P indices assuming reinvestment of dividends. The Company has not paid any dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    From January 1, 1997 to the present, there have been no transactions involving more than $60,000 in which the Company or any of its subsidiaries was a party and in which any executive officer, director, beneficial owner of more than 5% of any class of the Company's voting securities, or member of the immediate family of any of the foregoing persons, had a material interest, except as indicated in "Compensation of Executive Officers," above, and as follows:

STOCK PURCHASES BY EDWARD J. BRAMSON

    On October 29, 1997, November 7, 1997 and February 18, 1998, the Company issued a total of 400,000 shares of its Class A Common Stock to Edward J. Bramson, chief executive officer of the Company. The shares were sold for an aggregate purchase price of $1,268,752 (based on the fair value per share of Class A Stock on the date the Company's Board of Directors approved each such issuance), of which 20% was paid in cash and the balance by promissory notes of Mr. Bramson. The notes bear interest, payable annually at the applicable Federal rate, and are payable in full five years after the date of issuance. All of the 400,000 shares have been pledged to the Company as security for payment of the promissory notes. Of these 400,000 shares, 200,000 are subject to vesting. If Mr. Bramson voluntarily resigns or is terminated for cause before the first anniversary of each date of issuance, the Company may repurchase up to half of the shares purchased on each date of issuance at the original purchase price. If Mr. Bramson voluntarily resigns or is terminated for cause after the first, but before the second, anniversary of each date of issuance, the Company may repurchase up to one-quarter of such shares at cost.

CERTAIN INDEBTEDNESS OF MANAGEMENT

    In February 1995, Sherborne Investments Corporation ("SIC"), a corporation controlled by Edward J. Bramson, issued a promissory note to the Company in connection with the purchase by SIC of 1,500,000 shares of Class A Stock as Mr. Bramson's designee. The note is due and payable in full in January 2000 and bears interests at the applicable Federal rate. Accrued interest on the note from January 1, 1997 through December 31, 1997, which amounted to $141,612, was paid in 1997.

    In October 1996, SH Securities Co., LLC ("SHSC"), a limited liability company controlled by Mr. Bramson, issued a promissory note to the Company in connection with the purchase by SHSC, as Mr. Bramson's designee, of 400,000 shares of Class A Stock. The note is due and payable in full in October 2001 and bears interest at the applicable Federal rate. Accrued interest on the note from the date of issuance through October 1997, which amounted to $147,840, was paid in 1997.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Stockholder proposals for inclusion in the Company's Proxy Statement and proxy relating to the Company's 1999 Annual Meeting of Stockholders must be received by the Company by December 10, 1998.

                                 OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying Notice of Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                           ANNUAL REPORT ON FORM 10-K

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. THE COMPANY DOES NOT UNDERTAKE TO FURNISH WITHOUT CHARGE COPIES OF ALL EXHIBITS TO ITS FORM 10-K, BUT WILL FURNISH SUCH EXHIBITS UPON THE PAYMENT OF A CHARGE EQUAL TO $15 PER COPY. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MS. KAREN SCHWEIKHER, DIRECTOR OF INVESTOR RELATIONS, AMPEX CORPORATION, 500 BROADWAY, MAIL STOP 4205, REDWOOD CITY, CALIFORNIA 94063. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF MARCH 31, 1998, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          EDWARD J. BRAMSON
                                          CHAIRMAN

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       PLEASE DATE, SIGN AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF STOCKHOLDERS
                              AMPEX CORPORATION

                                MAY 15, 1998



             ^ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED ^



      PLEASE MARK YOUR
A /X/ VOTES AS IN THIS
      EXAMPLE.


                 For both the        WITHHOLD Authority
                   nominees         to vote for both the
                listed at right   nominees listed at right
1.  ELECTION         / /                    / /             NOMINEES:  Edward J. Bramson
    OF                                                                 William A. Stoltzfus, Jr.
    CLASS I
    DIRECTORS

To withhold authority to vote for any individual nominee(s), write name of nominee(s) below:

----------------------------------------------------------------


                                              FOR         AGAINST        ABSTAIN
2.  PROPOSAL TO RATIFY THE SELECTION          / /           / /            / /
    OF COOPERS & LYBRAND L.L.P. AS
    INDEPENDENT PUBLIC ACCOUNTANTS
    FOR THE 1998 FISCAL YEAR

                                                   I PLAN TO ATTEND MEETING  / /

The undersigned acknowledges receipt of (a) the Notice of 1998 Annual Meeting of Stockholders, (b) the accompanying Proxy Statement and (c) the Company's
1997 Annual Report.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN
THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED
STATES

SIGNATURE                 DATE         , 1998 SIGNATURE                 DATE         , 1998
         ----------------      --------                ----------------      --------
                                                           Signature if held jointly


PROXY INSTRUCTIONS:

1.  Please sign exactly as the name or names appear on your stock certificate
    (as indicated hereon).
2. If the shares are issued in the name of two or more persons, all of them must sign the proxy.
3. A proxy executed by a corporation must be signed in its name by an authorized officer.
4. Executors, administrators, trustees and partners should indicate their capacity when signing.


                              AMPEX CORPORATION

                         CLASS A COMMON STOCK PROXY

             FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 15, 1998

    The undersigned hereby appoints Edward J. Bramson and Craig L. McKibben, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of AMPEX CORPORATION to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California on May 15, 1998 at 9:00 a.m., and any adjournment thereof, and to vote the number of shares of the CLASS A COMMON STOCK of AMPEX CORPORATION that the undersigned would be entitled to vote if personally present.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPEX CORPORATION. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THE REVERSE AND FOR PROPOSAL 2.

    IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION AND BY APPLICABLE STATE LAWS (INCLUDING MATTERS THAT THE PROXY HOLDERS DO NOT KNOW, A REASONABLE TIME BEFORE THIS SOLICITATION, ARE TO BE PRESENTED).

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE